APPENDIX C

                     INTERGRAPH CORPORATION
                     2002 STOCK OPTION PLAN

1.   PURPOSE

     This 2002 Stock Option Plan of Intergraph Corporation (the "Plan") is intended as an incentive for key employees (including officers) which will foster increased productivity, encourage them to remain in the employ of Intergraph Corporation (the "Corporation"), and enable them to acquire or increase their proprietary interest in the Corporation. At the discretion of the Committee (as defined below), options issued pursuant to this Plan may be either incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Options"), or options which are not Incentive Options ("Non-Statutory Options") (Incentive Options and Non-Statutory Options are collectively referred to as "Options"). The Committee shall also be entitled to make awards of restricted stock ("Restricted Stock") in accordance with the terms of the Plan. For the purposes of the Plan, Incentive Options, Non-Statutory Options and awards of Restricted Stock, whether singly or in combination, shall sometimes be referred to as "Awards."


2.   ADMINISTRATION

     The   Plan  shall  be  administered  by  a  committee   (the
"Committee") composed of the entire Board of Directors or a committee of the Board of Directors that is composed solely of two or more "Non-Employee Directors." For this purpose, the term "Non-Employee Director" shall mean a person who is a member of the Corporation's Board of Directors who (a) is not currently an employee and is not, nor has ever been, an officer of the Corporation or any parent or subsidiary of the Corporation, (b) does not directly or indirectly receive compensation for serving as a consultant or in any other non-director capacity from the Corporation or any parent or subsidiary of the Corporation that exceeds the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended ("Regulation S-K"), (c) does not possess any interest in any other transaction with the Corporation or any parent or subsidiary of the Corporation for which disclosure would be required pursuant to Item 404(a) of Regulation S-K, and
(d) is not engaged in a business relationship with the Corporation or any parent or subsidiary of the Corporation which would be disclosable under Item 404 (b) of Regulation S-K. In the event the Committee is a committee composed of two or more Non-Employee Directors, the Board of Directors may from time to time remove members from, add members to, and fill vacancies on, the Committee. A member of the Committee shall be eligible to participate in the Plan and receive Awards under the Plan.

     The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Action taken by a majority of the Committee at which a quorum is present, or action reduced to writing or approved in writing by a majority of the members of the Committee, shall be valid acts of the Committee.

     The Committee may from time to time and at its discretion, grant Awards to eligible employees. Subject to the terms of this Plan, the Committee shall exercise its sole discretion in determining which eligible employees shall receive Awards, and the number of shares subject to each Award granted; provided that not more than 200,000 Options shall be granted to any 162(m) Employee in any calendar year. For the purposes of this Plan, a "162(m) Employee" shall mean the Chief Executive Officer of the Corporation and the other four (4) most highly compensated officers, within the meaning of U.S. Treasury Regulation Section 1.162-27(c)(2).

     The Committee's interpretation and construction of any provision of the Plan, or any Award granted under it, shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under the Plan.


3.   ELIGIBILITY

     Persons  eligible  to  receive  Awards  shall  be  such  key employees (including officers) of the Corporation and its subsidiaries as the Committee shall from time to time select. The determination of whether a company is a subsidiary of the Corporation shall be made in accordance with Section 425(f) of the Internal Revenue Code, as amended. An Award recipient may, subject to the terms and restrictions set forth in the Plan, hold more than one type of Award. No person shall be eligible to receive an Award for a larger number of shares than is granted to him or her by the Committee. In selecting the individuals to whom Awards shall be granted, as well as determining the number of shares subject to each Award, the Committee shall weigh the position and responsibility of the individual being considered, the nature of his or her services, his or her present and potential contributions to the Corporation, and such other factors as the Committee deems relevant to accomplish the purposes of the Plan.


4.   STOCK

     The stock subject to Awards issued under the Plan shall be shares of the Corporation's authorized but unissued, or reacquired, ten cent ($.10) par value common stock (hereafter sometimes called "Capital Stock" or "Common Stock"). The aggregate number of shares which may be issued pursuant to Awards under the Plan shall not exceed 2,000,000 shares of Capital Stock, of which no more than 400,000 shall be shares of Capital Stock with respect to which Restricted Stock awards may be granted. The limitations established by each of the preceding sentences shall be subject to adjustment as provided in Article 6(g) of the Plan. Notwithstanding the foregoing and subject to
Article 6(g) of the Plan, no Award recipient may receive Awards under the Plan in any calendar year that relate to more than 200,000 shares of Capital Stock.

     In the event that any outstanding Award under the Plan for any reason expires or is terminated, the shares of Capital Stock allocable to the unexercised portion of such Award may again be subjected to an Award under the Plan.


5.   RESTRICTED SHARES

     (a)  Grant

          (i) Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the participants to whom Restricted Shares shall be granted, the number of Restricted Shares to each participant, the duration of the period during which, and the conditions under which, the Restricted Shares may be forfeited to the Corporation, and the other terms and conditions of such Restricted Share awards. The Restricted Share awards shall be evidenced by agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the terms and conditions provided hereunder and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.

          (ii) Subject to Section 4, each Restricted Share award made under the Plan shall be for such number of shares of Capital Stock as shall be determined by the Committee and set forth in the award agreement containing the terms of such Restricted Share award. Such agreement shall set forth a period of time during which the grantee must remain in the continuous employment of the Corporation in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the shares of Capital Stock covered by the Restricted Share award. The award agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the shares of Capital Stock to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding Restricted Share awards.

     (b)  Delivery of Shares and Transfer Restrictions

          At the time of a Restricted Share award, a certificate representing the number of shares of Capital Stock awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Corporation or any custodian appointed by the Corporation for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The grantee shall have all rights of a stockholder with respect to the Restricted Shares, including the right to receive dividends and the right to vote such shares of Capital Stock, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the award agreement with respect to such shares of Capital Stock; (ii) none of the shares of Capital Stock may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee at or after grant, all of the shares of Capital Stock shall be forfeited and all rights of the grantee to such shares of Capital Stock shall terminate, without further obligation on the part of the Corporation, unless the grantee remains in the continuous employment of the Corporation for the entire restricted period in relation to which such shares of Capital Stock were granted and unless any other restrictive conditions relating to the Restricted Share award are met. Any shares of Capital Stock, any other securities of the Corporation and any other property (except for cash dividends) distributed with respect to the shares of Capital Stock subject to Restricted Share awards shall be subject to the same restrictions, terms and conditions as such Restricted Shares.

     (c)  Termination of Restrictions

          At the end of the restricted period and provided that any other restrictive conditions of the Restricted Share award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the award agreement relating to the Restricted Share award or in the Plan shall lapse as to the restricted shares of Capital Stock subject thereto, and a stock certificate for the appropriate number of shares of Capital Stock, free of the restrictions and restricted stock legend, shall be delivered to the grantee or the grantee's beneficiary or estate, as the case may be.


6.   TERMS AND CONDITIONS OF THE PLAN

     No obligation to retain an Award recipient as an employee of the Corporation or its subsidiaries, or to provide or continue providing the Award recipient with, or to permit the Award recipient to retain, any incident associated with or arising out of employment with the Corporation or its subsidiaries, including, but not limited to, tenure, salary, benefits, title or position, shall be imposed on the Corporation or its subsidiaries by virtue of the adoption of the Plan, the grant or acceptance of an Award granted pursuant to the Plan, or the exercise of an Option under the Plan. Awards granted under the Plan shall be authorized by the Committee and shall be evidenced by agreements in such form as the Committee shall from time to time approve. Such agreements shall conform with, and be subject to, the following terms and conditions:

     (a)  Number of Shares and Form of Award

     Each Award agreement shall state the number of shares to which it pertains, whether the Award granted is an Incentive Option, a Non-Statutory Option (and, in the case of Non-Statutory Options, the vesting period relating to such Options) or an award of Restricted Stock.

     (b)  Option Price

     Each Option agreement shall state the Option exercise price. The per share exercise price for shares obtainable pursuant to any Option, including any Option granted to a 162(m) Employee, shall not be less than 100% of the Fair Market Value, as defined below, of the shares of Capital Stock of the Corporation on the date the Option is granted. For all purposes under the Plan, "Fair Market Value" shall mean, unless otherwise determined by the Committee in good faith, the closing sale price of the Common Stock as reported on the Nasdaq National Market (or the mean between the highest and lowest per share sales price should the Common Stock be listed on an exchange) on a given day, or if the Common Stock is not traded on that day, then on the next preceding day on which such stock was traded (the "Fair Market Value"). Subject to the foregoing, the Committee shall have full authority and discretion, and shall be fully protected, with respect to the price fixed for shares obtainable pursuant to the exercise of Options. The aggregate Fair Market Value (determined at the time the Incentive Option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by the Option recipient during any calendar year (under all such plans of the Corporation and its subsidiary corporations) shall not exceed $100,000. If an Option recipient is granted Incentive Options which exceed this limitation, the Incentive Options shall be considered a Non-Statutory Option to the extent such limitation is exceeded. Notwithstanding the foregoing, no Incentive Option shall be granted to an employee who, immediately after such Option is granted, owns or has rights to stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, unless such Option is granted at a price which is at least 10% greater than the Fair Market Value of the stock subject to the Incentive Option and such Option by its terms is not exercisable after the expiration of five (5) years from the date such Option is granted.


     (c)  Medium and Time of Payment

     Subject to any other exercise restrictions contained in the Plan, the Option recipient may pay the Option exercise price in cash, by means of unrestricted shares of the Corporation's Common Stock (subject to the provisions of this Section 6(c)), or in any combination thereof. As determined by the Committee, in its sole discretion, at or (except in the case of an Incentive Option) after grant, payment in full or in part may be made in the form of shares of Common Stock already owned by the optionee and held by the Option recipient for at least six months (in each case valued at the Fair Market Value of the Common Stock on the date the Option is exercised). The Option recipient must pay for shares received pursuant to an Option exercise on or before the date of delivery of the shares to the Option recipient. Subject to the requirements of rules promulgated by the Securities and Exchange Commission and Regulation T promulgated by the Federal Reserve Board, the Committee, in its sole discretion, may establish procedures whereby an Option recipient may exercise an Option or a portion thereof without making a direct payment of the Option price to the Corporation. If the Committee so elects to establish a cashless exercise program, the Committee shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate and such procedures and policies shall be binding on any Option recipient utilizing the cashless exercise program. Payment in currency or by check, bank draft, cashier's check, or postal money order shall be considered payment in cash. In the event of payment in the Corporation's Common Stock, the shares used in payment of the purchase price shall be taken at the Fair Market Value of such shares on the date they are tendered to the Corporation.

     (d)  Term and Exercise of Options

     The vesting period for all Non-Statutory Options shall be determined by the Committee in its sole discretion. No Incentive Options shall be exercisable either in whole or in part prior to twelve (12) months from the date that they are granted. Subject to the right of accretion provided in the next to last sentence of this Article 6(d), each Incentive Option shall be exercisable in four (4) installments, as follows: (1) up to one-fourth of the total shares covered by the Option may be purchased after twelve
(12) months from the date the Option is granted; (2) one-fourth of the total shares covered by the Option may be purchased after twenty-four (24) months from the date the Option is granted; (3) up to one-fourth of the total shares covered by the Option may be purchased after thirty-six (36) months from the date the Option is granted; and (4) up to one-fourth of the total shares covered by the Option may be purchased after forty-eight (48) months from the date the Option is granted. The Committee may provide, however, for the exercise of an Option after the initial twelve
(12) month period, either as an increased percentage of shares per year or as to all remaining shares, if the Option recipient dies, is or becomes disabled or retires. During the Option recipient's lifetime, the Option shall be exercisable only by the Option recipient, or the Option recipient's guardian or legal representative if one has been appointed, and shall not be assignable or transferable other than by will or the laws of descent and distribution. To the extent not exercised, Option installments shall accumulate and be exercisable, in whole or in part, in any subsequent period but not later than ten (10) years from the date the Option is granted. No Option is exercisable after the expiration of ten (10) years from the date it is granted.

     (e)  Termination of Employment Except Death

     If an Option recipient's employment with the Corporation or its subsidiaries ceases for any reason other than the Option recipient's death, all Options held by him pursuant to the Plan and not previously exercised as of the date of such termination shall terminate and become void and of no effect three (3) months from the date the Option recipient's employment is terminated, provided that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted. Authorized leaves of absence or absence for military service shall not constitute termination of employment for the purposes of the Plan.

     (f)  Death of Option Recipient and Transfer of Option

     If an Option recipient dies while employed by the Corporation or its subsidiaries and has not fully exercised all of his or her exercisable Options, such Options may be exercised, at any time within one (1) year after death, by the Option recipient's executors or administrators, or by any person or persons who shall have acquired the Option directly from the Option recipient by bequest or inheritance. In no event, however, shall the Option be exercisable more than ten (10) years after the date such Option is granted. An Option transferred to an Option recipient's estate or to a person to whom such right devolves by reason of the Option recipient's death shall be nontransferable by the Option recipient's executor or administrator or by such person, except that the Option may be distributed by the Option recipient's executors or administrators to the distributees of the Option recipient's estate entitled thereto.

     (g)  Recapitalization

     Subject to any required action by the shareholders, the aggregate number of shares which may be issued pursuant to Awards, the number of shares of Capital Stock covered by each outstanding Award, and the price per share applicable to shares under such Awards, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Capital Stock of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Capital Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation.

     If the Corporation is merged with or consolidated into any other corporation, or if all or substantially all of the business or property of the Corporation is sold, or if the Corporation is liquidated or dissolved, or if a tender or exchange offer is made for all or any part of the Corporation's voting securities, or if any other actual or threatened change in control of the Corporation occurs, the Committee, with or without the consent of the Option recipient, may (but shall not be obligated to), either at the time of or in anticipation of any such transaction, take any of the following actions that the Committee may deem appropriate in its sole and absolute discretion: (i) cancel any Option by providing for the payment to the Award recipient of the excess of the Fair Market Value of the shares subject to the Award over the exercise price of the Option, (ii) substitute a new Option of substantially equivalent value for any Option,
(iii) accelerate the exercise terms of any Award, or (iv) make such other adjustments in the terms and conditions of any Option as it deems appropriate.

     In the event of a change in Capital Stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any change shall be deemed to be the Capital Stock within the meaning of the Plan.

     To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final.

     Except as otherwise expressly provided in this Article 6(g), the Option recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation. Any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Capital Stock subject to the Option.

     The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

     (h)  Rights as a Stockholder

     An Option recipient or a transferee of an Option shall have no rights as a stockholder with respect to any shares subject to his Option until a stock certificate is issued to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property), distributions, or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article 6(g) of the Plan.

     (i)  Modification, Extension, and Renewal of Awards

     Subject to the terms of the Plan, the Committee may modify, extend, or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). The Committee shall not, however, modify any outstanding Incentive Options so as to specify a lower price, or accept the surrender of outstanding Incentive Options and authorize the granting of new Options in substitution therefor specifying a lower price. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Option recipient, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

     (j)  Withholding

     Whenever the Corporation proposes or is required to issue or transfer shares of Capital Stock under the Plan, the Corporation shall have the right to require the Option recipient, prior to the issuance or delivery of any certificates for such shares, to remit to the Corporation, or provide indemnification satisfactory to the Corporation for, an amount sufficient to satisfy any federal, state, local, and foreign withholding tax requirements incurred as a result of an Award under the Plan by such Award recipient. The Corporation shall have the right to withhold such amounts from any other source owed to the recipient, including regular wages or salary.

     (k)  Other Provisions

     The Award agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Award, as the Committee shall deem advisable. Limitations and restrictions shall be placed upon the exercise of Incentive Options, in the Incentive Option agreement, so that such Options will be "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986.


7.   TERM OF PLAN

     Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years commencing on June 1, 2002, and continuing through May 31, 2012.


8.   INDEMNIFICATION OF COMMITTEE

     In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including, attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding, that such Committee member is liable for willful misconduct in the performance of his duties; provided, that within sixty (60) days after institution of any such action, suit, or proceeding a Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.


9.   AMENDMENT OF THE PLAN

     The Board of Directors, insofar as permitted by law, shall have the right from time to time with respect to any shares at the time not subject to Awards, to suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that without approval of the shareholders of the Company, no such revision or amendment shall: (a) change the number of shares for which Awards may be granted under the Plan either in the aggregate or to any individual employee, (b) change the provisions relating to the determination of employees to whom Awards shall be granted, (c) remove the administration of the Plan from the Committee, or (d) decrease the price at which Incentive Options may be granted.


10.  APPLICATION OF FUNDS

     The proceeds received by the Corporation from the sale of Capital Stock pursuant to the exercise of Options will be used for general corporate purposes.


11.  NO OBLIGATION TO EXERCISE OPTION

     The granting of an Option shall impose no obligation upon the Option recipient to exercise such Option.



12.  APPROVAL OF STOCKHOLDERS

     This Plan shall take effect on June 1, 2002, subject to approval by the affirmative vote of the holders of the majority of the outstanding shares of Capital Stock of the Corporation present, or represented, and entitled to vote at a meeting of the shareholders, which approval must occur within the period beginning twelve (12) months before and ending twelve (12) months after the date the Plan is adopted by the Board of Directors.